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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 30, 2020

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As part of a series of measures to better enable the Company to weather the extraordinary business challenges occasioned by the current national health crisis, on March 30, 2020, each of the Company’s named executive officers agreed by irrevocable waiver to effect a temporary reduction in the base salaries otherwise payable under their respective employment agreements, effective with the payroll period commencing April 5, 2020. The Company is also effecting reductions in base salary among a broad group of its executive level employees. Mr. Iger has agreed to forgo, through the last payroll period in the Company’s current fiscal year, receipt of all but that portion of his base salary necessary to fund, on an after-tax basis, his contributions to continue to participate in the Company’s health benefits plan. He is also waiving his right to receive his car allowance payable during the same period the salary waiver is in effect. Mr. Chapek will forego receipt of 50% and each of Mr. Braverman, Ms. McCarthy, Ms. Parker and Ms. Mucha will forego receipt of 30% of the base salary that would otherwise be payable under his or her employment agreement for as long as the Company determines to continue in effect salary reductions generally for its executives.
The salary waivers will not modify other rights under the applicable employment agreements determined by reference to the officer’s base salary; such provisions will continue to be applied based on the stated base salary payable under the applicable agreement. Additionally, except for the amount of compensation for paid time off, the reductions are not intended to reduce any Company employee benefit provided to such officers that is determined by reference to the base salary payable, except as may be required at law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Assistant Secretary
Dated: March 30, 2020